                                                                    Exhibit 99.7

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2003



XV.    POOL PERFORMANCE MEASUREMENTS

1.    AGGREGATE DISCOUNTED CONTRACT BALANCE

      CONTRACTS DELINQUENT > 90 DAYS                           TOTAL OUTSTANDING CONTRACTS
      This Month                         13,229,972.81         This Month                     229,124,675.15
      1 Month Prior                       6,231,715.06         1 Month Prior                  234,910,939.04
      2 Months Prior                      7,616,517.09         2 Months Prior                 241,968,411.73

      Total                              27,078,204.96         Total                          706,004,025.92

      a) 3 MONTH AVERAGE                  9,026,068.32         b) 3 MONTH AVERAGE             235,334,675.31

      c) a/b                                     3.84%


2.    Does a Delinquency Condition Exist (1c > 6% )?
                                                                                        Yes                     No       X
                                                                                            ----------------       ---------------

3.    Restricting Event Check

      A. A Delinquency Condition exists for current period?                             Yes                     No       X
                                                                                            ----------------       ---------------
      B. An Indenture Event of Default has occurred and is then continuing?             Yes                     No       X
                                                                                            ----------------       ---------------

4.    Has a Servicer Event of Default occurred?                                         Yes                     No       X
                                                                                            ----------------       ---------------


5.    Amortization Event Check

      A. Is 1c  > 8% ?                                                                  Yes                     No       X
                                                                                            ----------------       ---------------
      B. Bankruptcy, insolvency, reorganization; default/violation of any
           covenant or obligation not remedied within 90 days?                          Yes                     No       X
                                                                                            ----------------       ---------------
      C. As of any Determination date, the sum of all defaulted contracts since
           the Closing date exceeds 6% of the ADCB on the Closing Date?                 Yes                     No       X
                                                                                            ----------------       ---------------


6.    Aggregate Discounted Contract Balance at Closing Date                         Balance $ 429,583,246.18
                                                                                            ----------------


      DELINQUENT LEASE SUMMARY

                Days Past Due     Current Pool Balance       # Leases
                -------------     --------------------       --------
                      31 - 60             8,059,429.49             19
                      61 - 90               687,314.70             11
                     91 - 180            13,229,972.81             22



      Approved By:
      Matthew E. Goldenberg
      Director
      Structured Finance and Securitization

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2003

I. RECONCILIATION OF COLLECTION ACCOUNT:

   End of Period Collection Account Balance as of Prior Payment Date:                                                     546,986.75
   Available Funds:
        Contract Payments due and received in this period                                                               7,481,611.23
        Contract Payments due in prior period(s) and received in this period                                              668,524.94
        Contract Payments received in this period for next period                                                         219,831.86
        Sales, Use and Property Tax, Maintenance, Late Charges                                                            233,483.90
        Prepayment Amounts related to early termination in this period                                                  3,888,493.14
        Servicer Advance                                                                                                  693,351.53
        Proceeds received from recoveries on previously Defaulted Contracts                                                     0.00
        Transfer from Reserve Account                                                                                       5,431.29
        Interest earned on Collection Account                                                                               4,071.24
        Interest earned on Affiliated Account                                                                                 674.91
        Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                             0.00
        Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted
         contract < Predecessor contract)                                                                                       0.00
        Amounts paid under insurance policies                                                                                   0.00
        Any other amounts                                                                                                       0.00
                                                                                                                      --------------
   Total Available Funds                                                                                               13,742,460.79
   Less: Amounts to be Retained in Collection Account                                                                     615,297.01
                                                                                                                      --------------
   AMOUNT TO BE DISTRIBUTED                                                                                            13,127,163.78
                                                                                                                      ==============
   DISTRIBUTION OF FUNDS:
        1. To Trustee -  Fees                                                                                                   0.00
        2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                     668,524.94
        3. To Bank of America Derivative Settlement                                                                       505,029.80
        4. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
              a) Class A1 Principal and Interest                                                                                0.00
              a) Class A2 Principal (distributed after A1 Note matures) and Interest                                    7,836,563.86
              a) Class A3 Principal (distributed after A2 Note matures) and Interest                                    1,437,928.26
              a) Class A4 Principal (distributed after A3 Note matures) and Interest                                      726,445.33
              b) Class B Principal and Interest                                                                           178,853.02
              c) Class C Principal and Interest                                                                           362,136.05
              d) Class D Principal and Interest                                                                           242,100.93
              e) Class E Principal and Interest                                                                           322,794.15
        5. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                              0.00
        6. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
              a) Residual Interest (Provided no Restricting or Amortization Event in effect)                               76,989.54
              b) Residual Principal (Provided no Restricting or Amortization Event in effect)                             321,013.06
              c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                     5,431.29
        7. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                     238,230.05
        8. To Servicer, Servicing Fee and other Servicing Compensations                                                   205,123.50
                                                                                                                      --------------
   TOTAL FUNDS DISTRIBUTED                                                                                             13,127,163.78
                                                                                                                      ==============
                                                                                                                      --------------
   End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}             615,297.01
                                                                                                                      ==============
II. RESERVE ACCOUNT

Beginning Balance                                                                                                     $ 6,821,018.04
   - Add Investment Earnings                                                                                                5,431.29
   - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                             0.00
   - Less Distribution to Certificate Account                                                                               5,431.29
                                                                                                                      --------------
End of period balance                                                                                                 $ 6,821,018.04
                                                                                                                      ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances                                             $ 6,821,018.04
                                                                                                                      ==============

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2003

III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                 Pool A                                                                    223,667,442.33
                 Pool B                                                                     65,150,488.80
                                                                                           --------------
                                                                                                                  288,817,931.13
Class A Overdue Interest, if any                                                                     0.00
Class A Monthly Interest - Pool A                                                              452,857.49
Class A Monthly Interest - Pool B                                                              131,909.61

Class A Overdue Principal, if any                                                                    0.00
Class A Monthly Principal - Pool A                                                           7,500,736.12
Class A Monthly Principal - Pool B                                                           1,915,434.23
                                                                                           --------------
                                                                                                                    9,416,170.35
Ending Principal Balance of the Class A Notes
                 Pool A                                                                    216,166,706.21
                 Pool B                                                                     63,235,054.57
                                                                                           --------------
                                                                                                                  --------------
                                                                                                                  279,401,760.78
                                                                                                                  ==============
--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000        Ending Principal
Original Face $400,172,000     Original Face $400,172,000       Balance Factor
$      1.461289                $        23.530308                     69.820417%
--------------------------------------------------------------------------------

IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                 Class A1                                                                            0.00
                 Class A2                                                                    7,817,931.13
                 Class A3a                                                                 204,500,000.00
                 Class A3b                                                                  76,500,000.00
                                                                                           --------------
Class A Monthly Interest                                                                                          288,817,931.13
                 Class A1 (Actual Number Days/360)                                                   0.00
                 Class A2                                                                       18,632.73
                 Class A3a                                                                     274,796.87
                 Class A3b                                                                     291,337.50
                                                                                           --------------
Class A Monthly Principal
                 Class A1                                                                            0.00
                 Class A2                                                                    7,817,931.13
                 Class A3a                                                                   1,163,131.39
                 Class A3b                                                                     435,107.83
                                                                                           --------------
                                                                                                                    9,416,170.35
Ending Principal Balance of the Class A Notes
                 Class A1                                                                            0.00
                 Class A2                                                                            0.00
                 Class A3a                                                                 203,336,868.61
                 Class A3b                                                                  76,064,892.17
                                                                                           --------------         --------------
                                                                                                                  279,401,760.78
                                                                                                                  ==============
--------------------------------------------------------------------------------
Class A1
Interest Paid Per $1,000       Principal Paid Per $1,000        Ending Principal
Original Face $54,600,000      Original Face $54,600,000        Balance Factor
$       0.341259               $       143.185552                      0.000000%
--------------------------------------------------------------------------------

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2003

V. CLASS B NOTE PRINCIPAL BALANCE

 Beginning Principal Balance of the Class B Notes

                 Pool A                                                                    3,811,890.78
                 Pool B                                                                    1,110,338.40
                                                                                           ------------
                                                                                                                  4,922,229.18
 Class B Overdue Interest, if any                                                                  0.00
 Class B Monthly Interest - Pool A                                                            14,231.06
 Class B Monthly Interest - Pool B                                                             4,145.26
 Class B Overdue Principal, if any                                                                 0.00
 Class B Monthly Principal - Pool A                                                          127,832.58
 Class B Monthly Principal - Pool B                                                           32,644.12
                                                                                           ------------
                                                                                                                    160,476.70

 Ending Principal Balance of the Class B Notes
                 Pool A                                                                    3,684,058.20
                 Pool B                                                                    1,077,694.28
                                                                                           ------------           ------------
                                                                                                                  4,761,752.48
                                                                                                                  ============
--------------------------------------------------------------------------------
 Interest Paid Per $1,000      Principal Paid Per $1,000        Ending Principal
 Original Face $6,820,000      Original Face $6,820,000         Balance Factor
 $       2.694475              $        23.530308                     69.820418%
--------------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE
 Beginning Principal Balance of the Class C Notes
                 Pool A                                                                    7,623,781.55
                 Pool B                                                                    2,220,676.79
                                                                                           ------------
                                                                                                                  9,844,458.34

 Class C Overdue Interest, if any                                                                  0.00
 Class C Monthly Interest - Pool A                                                            31,892.82
 Class C Monthly Interest - Pool B                                                             9,289.83
 Class C Overdue Principal, if any                                                                 0.00
 Class C Monthly Principal - Pool A                                                          255,665.17
 Class C Monthly Principal - Pool B                                                           65,288.23
                                                                                           ------------
                                                                                                                    320,953.40
 Ending Principal Balance of the Class C Notes
                 Pool A                                                                    7,368,116.38
                 Pool B                                                                    2,155,388.56
                                                                                           ------------           ------------
                                                                                                                  9,523,504.94
                                                                                                                  ============
--------------------------------------------------------------------------------
 Interest Paid Per $1,000      Principal Paid Per $1,000        Ending Principal
 Original Face $13,640,000     Original Face $13,640,000        Balance Factor
 $       3.019256              $        23.530308                     69.820417%
--------------------------------------------------------------------------------

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT

                       FOR THE PAYMENT DATE JULY 11, 2003

VII. CLASS D NOTE PRINCIPAL BALANCE

  Beginning Principal Balance of the Class D Notes
                 Pool A                                                                    5,080,657.94
                 Pool B                                                                    1,479,908.48
                                                                                           ------------
                                                                                                                  6,560,566.42
  Class D Overdue Interest, if any                                                                 0.00
  Class D Monthly Interest - Pool A                                                           21,846.83
  Class D Monthly Interest - Pool B                                                            6,363.61
  Class D Overdue Principal, if any                                                                0.00
  Class D Monthly Principal - Pool A                                                         170,380.96
  Class D Monthly Principal - Pool B                                                          43,509.53
                                                                                           ------------
                                                                                                                    213,890.49
  Ending Principal Balance of the Class D Notes
                 Pool A                                                                    4,910,276.98
                 Pool B                                                                    1,436,398.95
                                                                                           ------------           ------------
                                                                                                                  6,346,675.93
                                                                                                                  ============
--------------------------------------------------------------------------------
  Interest Paid Per $1,000     Principal Paid Per $1,000        Ending Principal
  Original Face $9,090,000     Original Face $9,090,000         Balance Factor
  $       3.103459             $        23.530307                     69.820417%
--------------------------------------------------------------------------------

VIII. CLASS E NOTE PRINCIPAL BALANCE
  Beginning Principal Balance of the Class E Notes
                 Pool A                                                                    6,355,014.39
                 Pool B                                                                    1,851,106.67
                                                                                           ------------
                                                                                                                  8,206,121.06
  Class E Overdue Interest, if any                                                                 0.00
  Class E Monthly Interest - Pool A                                                           42,790.43
  Class E Monthly Interest - Pool B                                                           12,464.12
  Class E Overdue Principal, if any                                                                0.00
  Class E Monthly Principal - Pool A                                                         213,116.78
  Class E Monthly Principal - Pool B                                                          54,422.82
                                                                                           ------------
                                                                                                                    267,539.60
  Ending Principal Balance of the Class E Notes
                 Pool A                                                                    6,141,897.61
                 Pool B                                                                    1,796,683.85
                                                                                           ------------           ------------
                                                                                                                  7,938,581.46
                                                                                                                  ============
--------------------------------------------------------------------------------
  Interest Paid Per $1,000     Principal Paid Per $1,000        Ending Principal
  Original Face $11,370,000    Original Face $11,370,000        Balance Factor
  $       4.859679             $         23.530308                    69.820417%
--------------------------------------------------------------------------------

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2003

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

  Beginning Residual Principal Balance
                 Pool A                                                                    7,625,198.84
                 Pool B                                                                    2,221,089.58
                                                                                           ------------
                                                                                                                  9,846,288.42
  Residual Interest - Pool A                                                                  38,631.95
  Residual Interest - Pool B                                                                  38,357.59
  Residual Principal - Pool A                                                                255,712.69
  Residual Principal - Pool B                                                                 65,300.37
                                                                                           ------------
                                                                                                                    321,013.06
  Ending Residual Principal Balance
                 Pool A                                                                    7,369,486.15
                 Pool B                                                                    2,155,789.21
                                                                                           ------------           ------------
                                                                                                                  9,525,275.36
                                                                                                                  ============
X. PAYMENT TO SERVICER

   - Collection period Servicer Fee                                                                                 205,123.50
   - Servicer Advances reimbursement                                                                                668,524.94
   - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                                238,230.05
                                                                                                                    ----------
  Total amounts due to Servicer                                                                                   1,111,878.49
                                                                                                                  ============

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2003

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                                 254,163,985.83

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                    0.00

        Decline in Aggregate Discounted Contract Balance                                                                8,523,444.31

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                              --------------
           ending of the related Collection Period                                                                    245,640,541.52
                                                                                                                      ==============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                            4,674,810.13

            - Principal portion of Prepayment Amounts                                                  3,848,634.18

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                      0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                           0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                                    0.00
                                                                                                       ------------
                          Total Decline in Aggregate Discounted Contract Balance                       8,523,444.31
                                                                                                       ============


POOL B

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                                  74,033,608.74

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                    0.00

        Decline in Aggregate Discounted Contract Balance                                                                2,176,599.30

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                               -------------
           ending of the related Collection Period                                                                     71,857,009.44
                                                                                                                       =============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                            2,058,729.82

            - Principal portion of Prepayment Amounts                                                    117,869.48

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                      0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                           0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                                    0.00
                                                                                                       ------------
                          Total Decline in Aggregate Discounted Contract Balance                       2,176,599.30
                                                                                                       ============

                                                                                                                      --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     317,497,550.96
                                                                                                                      ==============

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2003


XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

            POOL A                                                                                             Predecessor
                                                                           Discounted          Predecessor     Discounted
            Lease #           Lessee Name                                  Present Value       Lease #         Present Value
            -------           -----------                                  -------------       -------         -------------
            3446-004          Bethesda Regional Cancer Treatment               $657,993.20     2879-002            $438,601.04
            3446-005          Bethesda Regional Cancer Treatment               $806,918.85     3220-002          $2,998,755.95
            3446-006          Bethesda Regional Cancer Treatment             $1,496,057.34
            3446-007          Bethesda Regional Cancer Treatment               $437,159.27
                              Cash                                              $39,228.33
            3355-003          New Valley Health Group                        $1,206,272.40
                                                                                               2716-203            $316,980.82
                                                                                               2716-204            $324,118.47
                                                                                               2046-204            $241,219.41
                                                                                               2046-205            $228,201.51

                                                                            -------------                        -------------
                                                           Totals:          $4,643,629.39                        $4,547,877.20

            a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                             $4,547,877.20
            b) ADCB OF POOL A AT CLOSING DATE                                                                  $336,802,716.30
            c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                              1.35%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                     $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
        YES     NO X

            POOL B                                                                                 Predecessor
                                                               Discounted         Predecessor      Discounted
            Lease #           Lessee Name                      Present Value      Lease #          Present Value
            -------           -----------                      -------------      -------          -------------
                              NONE

                                                                     -----                                 -----
                                                     Totals:         $0.00                                 $0.00

            a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                            $0.00
            b) ADCB OF POOL B AT CLOSING DATE                                                         $117,931,819.40
            c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                       0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
        YES      NO X

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2003


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

            POOL A - NON-PERFORMING                                                                               Predecessor
                                                                          Discounted            Predecessor       Discounted
            Lease #       Lessee Name                                     Present Value         Lease #           Present Value
            -------       -----------                                     -------------         -------           -------------
            3714-002      Kaley Imaging, Inc., and KI Holding             $1,077,801.74         3196-001            $676,598.53
                          Cash                                            $  186,640.06         3196-002            $240,400.54
                                                                                                3196-003             $79,697.00
                                                                                                3116-402             $97,806.30
                                                                                                3116-404             $43,955.63
                                                                                                3116-405            $125,983.80

                                                                          -------------                           -------------
                                                        Totals:           $1,264,441.80                           $1,264,441.80

            a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                        1,264,441.80
            b) ADCB OF POOL A AT CLOSING DATE                                                                   $336,802,716.30
            c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                               0.38%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                     $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
        YES      NO X

            POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                         Predecessor
                                                                            Discounted          Predecessor       Discounted
            Lease #       Lessee Name                                       Present Value       Lease #           Present Value
            -------       -----------                                       -------------       -------           -------------
            3694-001      Community Radiology of Virginia                    $2,833,341.68      1377-006           $1,547,323.56
            3730-002      MICA Imaging, Inc., and MI Imaging                 $3,815,001.24      288-097              $697,415.55
                                                                                                288-098               $22,467.83
                                                                                                1971-091             $665,899.16
                                                                                                2478-002             $477,187.21
                                                                                                2478-091              $51,246.48
                                                                                                3273-002           $2,581,143.34
                                                                                                3251-003              $85,517.94

                                                                             -------------                         -------------
                                                      Totals:                $6,648,342.92                         $6,128,201.07

            a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                           $6,128,201.07
            b) ADCB OF POOL B AT CLOSING DATE                                                                    $117,931,819.40
            c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                5.20%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
        YES     NO X

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2003


XV. POOL PERFORMANCE MEASUREMENTS


1. AGGREGATE DISCOUNTED CONTRACT BALANCE

      CONTRACTS DELINQUENT > 90 DAYS                                       TOTAL OUTSTANDING CONTRACTS
      This Month                                        3,308,497.18       This Month                         317,497,550.96
      1 Month Prior                                     5,369,201.09       1 Month Prior                      328,197,594.57
      2 Months Prior                                    7,105,691.06       2 Months Prior                     335,402,260.12

      Total                                            15,783,389.33       Total                              981,097,405.65

      a) 3 MONTH AVERAGE                                5,261,129.78       b) 3 MONTH AVERAGE                 327,032,468.55

      c) a/b                                                   1.61%

2.    Does a Delinquency Condition Exist (1c > 6% )?
                                                                                        Yes                     No       X
                                                                                             ---------------       ---------------
3.    Restricting Event Check

      A. A Delinquency Condition exists for current period?                             Yes                     No       X
                                                                                             ---------------       ---------------
      B. An Indenture Event of Default has occurred and is then continuing?             Yes                     No       X
                                                                                             ---------------       ---------------

4.    Has a Servicer Event of Default occurred?                                         Yes                     No       X
                                                                                             ---------------       ---------------
5.    Amortization Event Check

      A. Is 1c  > 8% ?                                                                  Yes                     No       X
                                                                                             ---------------       ---------------

      B. Bankruptcy, insolvency, reorganization; default/
           violation of any covenant or obligation
           not remedied within 90 days?                                                 Yes                     No       X
                                                                                             ---------------       ---------------
      C. As of any Determination date, the sum of all defaulted
           contracts since the Closing date
           exceeds 6% of the ADCB on the Closing Date?                                  Yes                     No       X
                                                                                             ---------------       ---------------


6.    Aggregate Discounted Contract Balance at Closing Date                         Balance  $454,734,535.69
                                                                                             ---------------

      DELINQUENT LEASE SUMMARY

       Days Past Due         Current Pool Balance         # Leases
       -------------         --------------------         --------
             31 - 60                 4,437,473.75               27
             61 - 90                 3,714,462.53               20
            91 - 180                 3,308,497.18               19

      Approved By:
      Matthew E. Goldenberg
      Director
      Structured Finance and Securitization